PRESS RELEASE
NEWS RELEASE		May 13, 2015

4120 Southwest Freeway, Suite 150, Houston, TX 77027
Tel: (713) 355-8614 Fax: (713) 355-8615

Nobilis Announces Closing of Bought Deal Financing of $70.6 Million

Houston, TX, May 13, 2015 – Nobilis Health Corp. ("Nobilis" or the "Company") (TSX: NHC)(NYSE MKT: HLTH) is pleased to announce the completion of the previously announced combined treasury and secondary bought deal private placement, including the partial exercise of the underwriters’ option (the "Offering"), raising overall gross proceeds of $70.6 million, with aggregate gross proceeds to the Company of $36.3 million (the "Company Proceeds").

Pursuant to the Offering, 7,847,668 units (each, a "Unit"), which includes 527,668 Units issued pursuant to the partial exercise of the underwriters’ option, were issued at a price of $9.00 per Unit through a syndicate of underwriters (the "Underwriters") pursuant to the terms of an underwriting agreement dated May 13, 2015 (the "Underwriting Agreement").

Each Unit is comprised of one treasury unit (a "Treasury Unit") and one-half of one common share (each whole common share, an "Additional Share") from Donald L. Kramer and associates and affiliates of Donald L. Kramer or from Harry Fleming (collectively, the "Selling Shareholders" and the Additional Shares from the Selling Shareholders, the "Secondary Shares") or from treasury (the "Additional Treasury Shares"). Each Treasury Unit is comprised of one-half of one common share of the Company (each whole common share, a “Treasury Unit Share”) and one-half of one common share purchase warrant (each whole common share purchase warrant, a “Warrant”).

Based on the 50/50 split of the per Unit proceeds agreed to between the Company and the Selling Shareholders and provided for in the Underwriting Agreement (the "Proceeds Split"), the Company received gross proceeds of $36,267,012 from the sale of 7,847,668 Treasury Units, which comprised 3,923,834 Treasury Unit Shares and 3,923,834 Warrants, and 105,834 Additional Treasury Shares, and the Selling Shareholders received gross proceeds of $34,362,000 from the sale of 3,818,000 Secondary Shares. Pursuant to the Proceeds Split, except for in limited circumstances, the $9.00 per Unit was divided equally between the Company and Selling Shareholders with the Company contributing one-half of one Treasury Unit Share and one-half of one Warrant for proceeds of $4.50 per Unit and the Selling Shareholders contributing only one-half of one Secondary Share for an equal amount of proceeds of $4.50 per Unit. The Selling Shareholder component of the Offering and the Proceeds Split was deemed to be appropriate and therefore approved by the Company's audit committee (the "Audit Committee") taking into consideration a number of factors including, but not limited to, the potential benefits to the Company provided by (i) a sale of the Secondary Shares in a private placement versus in the open market, the former being a more controlled method for the sale; (ii) dilution of the ownership of the Selling Shareholders, without concurrent dilution to existing shareholders; and (iii) the possibility of a significant future warrant exercise and the associated additional funding for the Company.

PRESS RELEASE
NEWS RELEASE		May 13, 2015

Each Warrant issued in the Offering is exercisable for one common share of the Company (a "Warrant Share") at any time until 5:00 pm (Toronto time) on May 13, 2017 at an exercise price of $11.50. The expiry date of the Warrants may be accelerated by the Company at any time following the nine-month anniversary of the date hereof, being the closing date of the Offering (the “Closing”), and prior to the expiry date of the Warrants if the volume-weighted average trading price of the Company’s common shares on the principal market on which such shares trade is equal to or greater than $13.50 for any 20 consecutive trading days, at which time the Company may accelerate the expiry date by issuing a press release announcing the reduced warrant term whereupon the Warrants will expire on the 20th calendar day after the date of such press release. Under the terms of the Underwriting Agreement, in the event that the Company fails to file a registration statement (“Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on or before August 31, 2015, the expiry of the Warrants may not be accelerated until the 15 month anniversary following the Closing.

The Warrants are governed under the terms of a warrant indenture dated May 13, 2015 between the Company and CST Trust Company as warrant agent, and have been conditionally approved for listing on the Toronto Stock Exchange. It is expected that trading of the Warrants will commence upon expiry of the applicable restrictive period, as described below.

The Company Proceeds will be used for general working capital and potential acquisitions.

In connection with the Offering, the Underwriters received a total cash commission of $3,020,783 of which $1,904,018 (equal to 5.25% of the gross proceeds of the Offering multiplied by the number of Treasury Unit Shares and Additional Treasury Shares, divided by the total number of Treasury Unit Shares and Additional Shares in the Offering) was paid by the Company and $1,116,765 (equal to 3.25% of the gross proceeds of the Offering multiplied by the number of Secondary Shares divided by the total number of Treasury Unit Shares and Additional Shares) was paid by the Selling Shareholders. In addition, the Underwriters were also granted an aggregate of 392,383 compensation options (the "Compensation Options"), being equal to 5% of the number of Treasury Units sold in the Offering. The Compensation Options are exercisable at any time until 5:00 pm (Toronto time) on May 13, 2017.

All of the securities issued pursuant to the Offering (the "Securities") are subject to a minimum six month restricted period from Closing and will bear a restrictive legend. As a result, the securities may only be re-sold or transferred pursuant to an exemption under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), or an effective Registration Statement. Under the terms of the Underwriting Agreement, the Company has agreed to use commercially reasonable efforts to file a Registration Statement with the SEC by August 31, 2015 in order to permit the re-sale and transfer of the Securities, without restriction.

The securities have not been registered under the U.S. Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements thereunder.

PRESS RELEASE
NEWS RELEASE		May 13, 2015

About Nobilis Health Corp.

Nobilis utilizes innovative direct-to-patient marketing focused on a specified set of procedures that are performed at our centers by local physicians. We own and manage ambulatory and acute care facilities to deliver healthcare services. Nobilis owns and manages interests in ambulatory surgery centers in Houston, Dallas, and Scottsdale, Arizona. In addition, Nobilis owns one acute care hospital in Houston. Nobilis also owns and manages interests in two imaging centers and one urgent care clinic in Houston.

Cautionary Statement Regarding Forward-Looking Information

This news release may contain forward-looking statements (within the meaning of applicable securities laws) relating to business of Nobilis Health Corp. (the “Company”) and the environment in which it operates. Forward-looking statements are identified by words such as “believe”, “anticipate”, “expect”, “intend”, “plan”, “will”, “may” and other similar expressions. These statements are based on the Company’s expectations, estimates, forecasts and projections and include statements relating to the completion of the Offering and the use of proceeds from the Treasury Offering. They are not guarantees of future performance and involve risks and uncertainties that are difficult to control or predict. These risks and uncertainties are discussed in the Company’s regulatory filings available on the Company’s web site at www.NobilisHealth.com, at www.sedar.com or in the Company's Form 10-K for the fiscal year ended December 31, 2014, filed on April 2, 2015. There can be no assurance that forward-looking statements will prove to be accurate as actual outcomes and results may differ materially from those expressed in these forward-looking statements. Readers, therefore, should not place undue reliance on any such forward-looking statements. Further, a forward-looking statement speaks only as of the date on which such statement is made. The Company undertakes no obligation to publicly update any such statement or to reflect new information or the occurrence of future events or circumstances.